PRINCIPAL FUNDS, INC.

Plan pursuant to Rule 18f-3(d) under the
Investment Company Act of 1940

Effective June 12, 2017

Principal Funds, Inc., (the “Fund”) an open-end investment company operated as a "series" fund and managed by Principal Management Corporation (the "Manager") may from time to time issue one or more of the following classes of shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6, Class A, Class C, Institutional Class, Class P, Class S, Class J, and Class T shares. The classes offered by each series are set forth in the Fund’s registration statement as from time to time in effect. The differences in expenses among these classes of shares, and the exchange features of each class of shares, are set forth below in this Plan. Except as noted below, incurred expenses are allocated among the classes of shares of the Fund based upon the net assets of the Fund attributable to shares of each class. This plan is subject to change, to the extent permitted by law and by the Articles of Incorporation and By-laws of the Fund, by action of the Directors of the Fund. As used in this Plan, “Date of Reorganization” shall mean the date on which the assets of the WM Group of Funds were merged into the Fund. Further, as used in this Plan, “Prospectus” shall mean the Fund’s prospectus(es) as from time to time in effect together with the Fund’s statement of additional information as from time to time in effect,

CLASS R-1 SHARES

DISTRIBUTION FEES
Class R-1 shares pay distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the R-1 share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the R-1 share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
Class R-1 share class pays administrative service fees pursuant to an Amended and Restated Administrative Services Agreement. The administrative service fee rates payable by each share class is set forth in the Amended and Restated Services Agreement and in the Prospectus.

SERVICE FEES
Class R-1 share class pays service fees pursuant to an Amended and Restated Service Agreement. The service fee rates payable by each share class is set forth in the Amended and Restated Service Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class R-1 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-1 shares are offered at net asset value without an initial sales charge. Purchases of Class R-1 shares are not subject to a CDSC.
CLASS R-2 SHARES

DISTRIBUTION FEES
Class R-2 shares pay distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the R-2 share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the R-2 share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
Class R-2 share class pays administrative service fees pursuant to an Amended and Restated Administrative Services Agreement. The administrative service fee rates payable by each share class is set forth in the Amended and Restated Services Agreement and in the Prospectus.

SERVICE FEES
Class R-2 share class pays service fees pursuant to an Amended and Restated Service Agreement. The service fee rates payable by each share class is set forth in the Amended and Restated Service Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class R-2 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-2 shares are offered at net asset value without an initial sales charge. Purchases of Class R-2 shares are not subject to a CDSC.

CLASS R-3 SHARES

DISTRIBUTION FEES
Class R-3 shares pay distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the R-3 share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the R-3 share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
Class R-3 share class pays administrative service fees pursuant to an Amended and Restated Administrative Services Agreement. The administrative service fee rates payable by each share class is set forth in the Amended and Restated Services Agreement and in the Prospectus.

SERVICE FEES
Class R-3 share class pays service fees pursuant to an Amended and Restated Service Agreement. The service fee rates payable by each share class is set forth in the Amended and Restated Service Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class R-3 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-3 shares are offered at net asset value without an initial sales charge. Purchases of Class R-3 shares are not subject to a CDSC.

CLASS R-4 SHARES

DISTRIBUTION FEES
Class R-4 shares pays distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the R-4 share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the R-4 share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
Class R-4 share class pays administrative service fees pursuant to an Amended and Restated Administrative Services Agreement. The administrative service fee rates payable by each share class is set forth in the Amended and Restated Services Agreement and in the Prospectus.

SERVICE FEES
Class R-4 share class pays service fees pursuant to an Amended and Restated Service Agreement. The service fee rates payable by each share class is set forth in the Amended and Restated Service Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class R-4 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-4 shares are offered at net asset value without an initial sales charge. Purchases of Class R-4 shares are not subject to a CDSC.

CLASS R-5 SHARES

DISTRIBUTION FEES
The Class R-5 shares do not pay a distribution fee.

ADMINISTRATIVE SERVICE FEES
Class R-5 share class pays administrative service fees pursuant to an Amended and Restated Administrative Services Agreement. The administrative service fee rates payable by each share class is set forth in the Amended and Restated Services Agreement and in the Prospectus.

SERVICE FEES
Class R-5 share class pays service fees pursuant to an Amended and Restated Service Agreement. The service fee rates payable by each share class is set forth in the Amended and Restated Service Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class R-5 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-5 shares are offered at net asset value without an initial sales charge. Purchases of Class R-5 shares are not subject to a CDSC.

CLASS A SHARES

DISTRIBUTION FEES
Class A shares pays distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the A share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the A share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
The Class A shares do not pay administrative service fees.

SERVICE FEES
The Class A shares do not pay service fees.

TRANSFER AGENCY FEES
Class A shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class A shares of any Fund series for shares of an identical or different class of any Fund series, with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
Class A shares are subject to initial sales charges as described in the Prospectus. Class A shares are subject to contingent deferred sales charge rates as set forth in the Prospectus.

CLASS C SHARES

DISTRIBUTION FEES
Class C shares pays distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the C share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the C share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
The Class C shares do not pay administrative service fees.

SERVICE FEES
The Class C shares do not pay service fees other than those referenced in the Rule 12b-1 Plan.

TRANSFER AGENCY FEES
Class C shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class C shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class C shares are offered at net asset value without an initial sales charge. Class C shares are subject to contingent deferred sales charge rates as set forth in the Prospectus.

INSTITUTIONAL CLASS SHARES

DISTRIBUTION FEES
The Institutional Class shares do not pay distribution fees.

ADMINISTRATIVE SERVICE FEES
The Institutional Class shares do not pay administrative service fees.

SERVICE FEES
The Institutional Class shares do not pay service fees.

TRANSFER AGENCY FEES
Institutional Class shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Institutional Class shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Institutional Class shares are offered at net asset value without an initial sales charge. Purchases of Institutional Class shares are not subject to a CDSC.

CLASS J SHARES

DISTRIBUTION FEES
Class J shares pays distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the J share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the J share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
The Class J shares do not pay administrative service fees.

SERVICE FEES
The Class J shares do not pay service fees.

TRANSFER AGENCY FEES

Institutional Class shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class J shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class J shares are offered at net asset value without an initial sales charge. Class J shares are subject to contingent deferred sales charge rates as set forth in the Prospectus.

CLASS P SHARES

DISTRIBUTION FEES
The Class P shares do not pay distribution fees.

ADMINISTRATIVE SERVICE FEES
The Class P shares do not pay administrative service fees.

SERVICE FEES
The Class P shares do not pay service fees.

TRANSFER AGENCY FEES
Class P shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class P shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class P shares are offered at net asset value without an initial sales charge. Purchases of Class P shares are not subject to a CDSC.

CLASS S SHARES

DISTRIBUTION FEES
The Class S shares do not pay distribution fees.

ADMINISTRATIVE SERVICE FEES
The Class S shares do not pay administrative service fees.

SERVICE FEES
The Class S shares do not pay service fees.

TRANSFER AGENCY FEES
Class S shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
Shareholders may exchange Class S shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES

The Class S shares are offered at net asset value without an initial sales charge. Purchases of Class S shares are not subject to a CDSC.

CLASS R-6 SHARES

DISTRIBUTION FEES
The Class R-6 shares do not pay distribution fees.

ADMINISTRATIVE SERVICE FEES
The Class R-6 shares do not pay administrative service fees.

SERVICE FEES
The Class R-6 shares do not pay service fees.

TRANSFER AGENCY FEES
Class R-6 shares do not pay transfer agency fees.

EXCHANGE FEATURES
Shareholders may exchange Class R-6 shares of any Fund series for shares of an identical or different class of any Fund series , with or without sales charges, as the Directors may from time to time determine and as set forth in the Prospectus.

SALES CHARGES
The Class R-6 shares are offered at net asset value without an initial sales charge. Purchases of Class R-6 shares are not subject to a CDSC.

CLASS T SHARES

DISTRIBUTION FEES
Class T shares pays distribution and/or service fees pursuant to a Distribution Plan and Agreement (“12b-1 Plan”) adopted by the T share class pursuant to Rule 12b-1 under the Investment Company Act. The distribution and service fee rates payable by the T share class is set forth in the 12b-1 Plan and in the Prospectus.

ADMINISTRATIVE SERVICE FEES
The Class T shares do not pay administrative service fees.

SERVICE FEES
The Class T shares do not pay service fees.

TRANSFER AGENCY FEES
The Class T shares pay transfer agency fees pursuant to an Amended and Restated Transfer Agency Agreement. The transfer agency fees payable by each share class are set forth in the Amended and Restated Transfer Agency Agreement and in the Prospectus.

EXCHANGE FEATURES
No exchange feature is offered for this share class.

SALES CHARGES
Class T shares are subject to initial sales charges as described in the Prospectus. Purchases of Class T shares are not subject to a CDSC.